SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                          [ X ]
Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                           AGE High Income Fund, Inc.
                (Name of Registrant as Specified In its Charter)

                           AGE High Income Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a- (i)(1), or 14a-6(j)(2)

[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4)  Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ X ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:





                  IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                           AGE HIGH INCOME FUND, INC.


The attached materials include a proxy statement and your proxy card for the upcoming shareholders' meeting on August 28, 1996. The proxy card serves as a ballot, allowing you to express your views regarding certain aspects of the Fund's operations. Please fill out and sign the proxy card, and return it in the enclosed postage-prepaid envelope to the Fund and we will vote the proxy exactly as you tell us at the shareholders' meeting. If you simply sign and return the proxy card, we will vote as described under "Who is asking for my vote?"


By completing and signing the proxy card, and mailing it to the Fund, you reduce the possibility that the Fund will need to conduct additional or follow-up solicitations of shareholders.


When you review the attached proxy statement, you will discover that the Fund is requesting your vote on four specific matters, including the election of the Board of Directors, approval of the Board of Directors' selection of independent auditors for the Fund, a change in the place and form of organization for the Fund, and an amendment to the Articles of Incorporation to permit the issuance of an additional class of shares in the event the Reorganization is not approved by shareholders.






                                TABLE OF CONTENTS

A Letter from the President

Notice of Annual Meeting of Shareholders

The Proxy Statement..........................................  1

Proposal 1 - Election of Directors...........................  2


Proposal 2 - To ratify or reject the selection of
 independent auditors........................................  6

Proposal 3 - To approve or disapprove a change of the Fund's place and form of organization from a Colorado corporation
 to a Delaware business trust................................  7

Proposal 4 - To approve or disapprove an amendment to the
 Fund's Articles of Incorporation, to be made only if the
 Reorganization is not approved, which would permit the
 Directors to create an additional class of shares........... 18


Other Information............................................ 20

Appendix A................................................... 21

Appendix B................................................... 25

Appendix C................................................... 30





777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
415/312-3000



Dear Fellow Shareholders:


My purpose in writing is to request that you consider specific matters that relate to your ownership of shares in the AGE High Income Fund, Inc. (the "Fund"). The Board of Directors of the Fund asks that you cast your proxies on four specific issues as listed in the Notice of Annual Meeting of Shareholders and described in the proxy statement.


As you review the proxy statement for the 1996 Annual Meeting of Shareholders, you will discover that it now includes explanatory notes (in italics) that are designed to provide you with a simpler and more concise explanation of certain issues. While much of the information that must be furnished in the proxy statement is technical and required by the Fund's regulator, we hope that the use of these explanations will be helpful to you.

The vote of each shareholder is important to the Fund. On behalf of the Directors, thank you in advance for the consideration that I am confident you will give to these issues as you read the proxy statement and execute your proxy card.

                                          Sincerely,


                                          RUPERT H. JOHNSON, JR.
                                          President





      This page intentionally left blank.


      THE NOTICE, SET FORTH BELOW, CONSTITUTES THE FORMAL AGENDA FOR THE ANNUAL MEETING OF SHAREHOLDERS. THE NOTICE SPECIFIES WHAT ISSUES WILL BE CONSIDERED BY SHAREHOLDERS, AND THE TIME AND LOCATION OF THE MEETING.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                           AGE HIGH INCOME FUND, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 28, 1996

To the Shareholders of AGE High Income Fund, Inc.:

Notice is hereby given that the annual meeting of shareholders (the "Meeting") of AGE High Income Fund, Inc. (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California 94404, at 2:00 p.m. Pacific time, on August 28, 1996, for the following purposes:


1. To elect a Board of Directors of the Fund.

2. To ratify or reject the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending May 31, 1997.

3. To approve or disapprove a change of the Fund's place and form of organization from a Colorado corporation to a Delaware business trust.

4. To approve or disapprove an amendment to the Fund's Articles of Incorporation, to be made only if the Reorganization is not approved, which would permit the Directors to create an additional class of shares


To consider any other business as may properly come before the Meeting.

Pursuant to the Fund's By-Laws, the Board of Directors has fixed the close of business on July 9, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or any adjournment thereof.

                                    By Order of the Board of Directors


                                    DEBORAH R. GATZEK
                                    Secretary



San Mateo, California
Dated: July 26, 1996


                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN




                     This page intentionally left blank.



                           AGE HIGH INCOME FUND, INC.
                                 PROXY STATEMENT

                            777 MARINERS ISLAND BLVD.
                               SAN MATEO, CA 94404

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 28, 1996


      THE PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION NECESSARY TO VOTE ON THE MATTERS LISTED IN THE NOTICE. CERTAIN INFORMATION IN THE PROXY STATEMENT MUST BE INCLUDED BECAUSE OF REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), THE FUND'S REGULATOR. SOME OF THIS INFORMATION MAY BE TECHNICAL.



O WHO IS ASKING FOR MY VOTE?


The Directors of AGE High Income Fund, Inc. (the "Fund") who are responsible for overseeing the Fund have asked that you vote on several matters. The vote will be formally taken at the annual meeting (the "Meeting") of shareholders to be held at the offices of the Fund at 777 Mariners Island Blvd., San Mateo, California 94404 on August 28, 1996 at 2:00 p.m. Pacific time and at any and all adjournments thereof.


You may vote in person at the Meeting, or you may vote by returning the enclosed proxy card in advance of the Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person.


The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. The Fund may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund and Franklin Advisers, Inc. and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, telegraph and personal interviews. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $90,457 and $203,644. It is expected that this proxy statement will first be mailed to shareholders on or about July 26, 1996.


The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Directors of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending May 31, 1997; FOR the approval of a change of the Fund's place and form of organization from a Colorado corporation to a Delaware business trust; FOR the approval of an amendment to the Fund's Articles of Incorporation, to be made if the Reorganization is not approved, which would permit the Directors to create an additional class of shares; and in the discretion of the proxyholders upon such other business not now known or determined which may legally come before the Meeting. Under relevant state law and the Fund's charter and By-Laws, abstentions and broker non-votes will be included for the purpose of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for the purpose of determining whether matters to be voted upon at the Meeting have been approved.

O WHO IS ELIGIBLE TO VOTE?


Only shareholders of record at the close of business on July 9, 1996, are entitled to vote at the Meeting or any adjournment thereof. On that date, the number of outstanding voting securities (shares) of AGE High Income Fund Class I and AGE High Income Fund - Class II were 793,845,889.780 and 18,435,264.836, respectively, with each share of capital stock having a par value of one cent ($.01) per share and each share being entitled to one vote. To the Fund's knowledge, as of July 9, 1996 no person beneficially owns 5% or more of the outstanding shares of either class of the Fund.


                        PROPOSAL 1: ELECTION OF DIRECTORS


      THE ROLE OF DIRECTORS IS TO PROVIDE GENERAL OVERSIGHT OF THE FUND'S BUSINESS, AND TO ENSURE THAT THE FUND IS OPERATED FOR THE BENEFIT OF SHAREHOLDERS. THE DIRECTORS MEET MONTHLY, AND REVIEW THE FUND'S INVESTMENT PERFORMANCE. THE DIRECTORS ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT ADVISOR AND VARIOUS OTHER SERVICE PROVIDERS.

The following persons have been nominated to be Directors of the Fund to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify. Each of the nominees is presently serving as a Director of the Fund, and has previously been elected by the shareholders. All of the nominees have consented to serve as Directors. If any nominee is not available for election at the time of the Meeting, however, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, is required to elect the Directors.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Directors of the Fund (the "Board"). If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are designated by an asterisk (*). Messrs. Johnson, Wiskemann and Burns are deemed to be "interested persons" due to their status as officers of the Fund. Messrs. Johnson, Wiskemann and Burns are also deemed to be "interested persons" based upon their positions with the Fund's investment advisor.



                                                                     Shares
                                                                  Beneficially
 Name, Age, Address,                                              Owned as of
and Five-Year Business Experience         Length of Service       May 31, 1996
- ------------------------------------------------------------------------------
Frank H. Abbott, III (75)                    Director Since          772
1045 Sansome St.                             September 1982
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.


*Harmon E. Burns (51)                       Director Since           20,152
 777 Mariners Island Blvd                   August 1993 and
 San Mateo, CA 94404                        Vice President
                                            Since October 1986

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Robert F. Carlson (68)                         Director Since       11,436
 2120 Lambeth Way                               June 1982
 Carmichael, CA 95608

Member and past President, Board of Administration, California Public Employee Retirement Systems (CALPERS); former member and past Chairman of the Board, Sutter Community Hospitals, Sacramento, CA; former member Corporate Board, Blue Shield of California; formerly Chief Counsel, California Department of Transportation; and director of one investment company in the Franklin Group of Funds.

 S. Joseph Fortunato (64)                       Director Since       51,434
 Park Avenue at Morris County                   October 1992
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; and director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Roy V. Fox (77)                                Director Since        21,408
 107 Deepwood                                   April 1985
 Georgetown, TX 78628

Retired; formerly Publishing Consultant, Franklin Resources, Inc. and formerly National Administrative Officer of the Assembly of Governmental Employees; and director of one investment company in the Franklin Group of Funds.

*Rupert H. Johnson, Jr. (55)                    Director Since       185,782
 777 Mariners Island Blvd.                      March 1978 and
 San Mateo, CA 94404                            President
                                                Since May 1989

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

*R. Martin Wiskemann (69)                       Director Since       452,695
 777 Mariners Island Blvd.                      May 1989 and
 San Mateo, CA 94404                            Vice President
                                                Since 1980

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

 The executive officers of the Fund other than those listed above are:

Name, Age, Address, and Five-Year Business Experience
- ------------------------------------------------------------------------------
Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards of the Fund since January 1995 and officer in various capacities since September 1987; Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin/Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.


Name, Age, Address, and Five-Year Business Experience

Martin L. Flanagan (36)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer of the Fund since January 1995; Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Secretary of the Fund since October 1985 and Vice President of the Fund since May 1992; Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer of the Fund since January 1995; Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President of the Fund since October 1985; Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

All officers serve at the pleasure of the Board.


Directors of the Fund who are not affiliated with Franklin Advisers, Inc. ("nonaffiliated directors") are currently paid fees of $680 per month plus $680 per meeting attended. Certain of the nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.



                                         NUMBER OF BOARDS     TOTAL COMPENSATION
                                         IN THE FRANKLIN      FROM THE FRANKLIN
                          AGGREGATE      TEMPLETON GROUP      TEMPLETON GROUP
                          COMPENSATION   OF FUNDS ON WHICH    OF FUNDS INCLUDING
NAME                      FROM THE FUND* EACH SERVES**        THE FUND***
Frank H. Abbott, III.......  $16,320         31               $162,420
Robert F. Carlson..........   16,320          1                 15,640
S. Joseph Fortunato........   16,320         57                344,745
Roy V. Fox.................   16,320          1                 16,320


*For the fiscal year ended May 31, 1996.

**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 165 U.S. based funds or series.

***For the calendar year ended December 31, 1995.


The nonaffiliated directors of the Fund are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as a director, trustee or managing general partner.

Certain officers and directors of the Fund are shareholders of Franklin Resources, Inc. ("Resources") and may be deemed to receive indirect remuneration by virtue of their participation in the management fees, underwriting commissions and Rule 12b-1 fees received by Franklin Advisers, Inc. ("Advisers") and Franklin/Templeton Distributors, Inc ("Distributors").


During the fiscal year ended May 31, 1996, there were twelve meetings of the Board. All of the Directors attended at least 75% of the meetings.

Messrs. Abbott and Carlson compose the audit committee of the Board. The function of the audit committee is to make recommendations to the full Board with respect to the selection of auditors and any other issues that may properly come before the audit committee. The audit committee met once during the fiscal year ended May 31, 1996. The Board does not currently have a nominating or compensation committee.


As of May 31, 1996, the officers and directors, as a group, owned of record and beneficially approximately 752,406.29 shares of AGE High Income Fund Class I and no shares of AGE High Income Fund - Class II, or less than 1% of the total outstanding shares of either of the Fund's classes. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds.

                         PROPOSAL 2: TO RATIFY OR REJECT
                      THE SELECTION OF INDEPENDENT AUDITORS

The Board is requesting ratification of its designation of Coopers & Lybrand L.L.P. ("Coopers"), Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending May 31, 1997. The selection of auditors was approved at a meeting of the Board on May 14, 1996, including the favorable vote of a majority of the Directors who are not interested persons of the Fund. During the fiscal year ended May 31, 1996, the auditing services of Coopers consisted of the rendering of an opinion on the financial statements of the Fund. Coopers does not intend to send a representative to be present at the Meeting.


Required Vote - The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of independent auditors.

Recommendation of the Board - The Board unanimously recommends that you vote in favor of the selection of Coopers as independent auditors of the Fund for the fiscal year ending May 31, 1997.


               PROPOSAL 3: TO APPROVE OR DISAPPROVE A CHANGE OF
               THE FUND'S PLACE AND FORM OF ORGANIZATION FROM A
              COLORADO CORPORATION TO A DELAWARE BUSINESS TRUST


                             SUMMARY OF THE PROPOSAL

THE DIRECTORS RECOMMEND THAT YOU APPROVE A CHANGE IN THE PLACE AND FORM OF ORGANIZATION OF THE FUND FROM A COLORADO CORPORATION TO A DELAWARE BUSINESS TRUST. THE PROPOSED CHANGE WILL BE REFERRED TO IN THIS PROXY STATEMENT AS THE "REORGANIZATION."

O WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS STOCKHOLDERS?


THE REORGANIZATION INVOLVES THE CONTINUATION OF THE FUND IN THE FORM OF A NEWLY CREATED DELAWARE BUSINESS TRUST NAMED "FRANKLIN HIGH INCOME TRUST" (REFERRED TO IN THIS PROXY STATEMENT AS THE "TRUST"). THE TRUST WILL ISSUE ONE INITIAL SERIES OF SHARES NAMED AGE HIGH INCOME FUND (REFERRED TO IN THIS PROXY STATEMENT AS THE "NEW FUND"). IN CONNECTION WITH THE REORGANIZATION, THE NEW FUND WILL HAVE THE SAME INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT LIMITATIONS AS THE FUND; THE PORTFOLIO SECURITIES OF THE FUND WILL BE TRANSFERRED TO THE NEW FUND; AND STOCKHOLDERS WILL OWN INTERESTS IN THE NEW FUND THAT ARE EQUAL TO THEIR INTERESTS IN THE FUND ON THE EFFECTIVE DATE OF THE REORGANIZATION. THE OFFICERS AND NOMINEES FOR DIRECTOR OF THE FUND WILL BE THE OFFICERS AND TRUSTEES OF THE TRUST AND WILL OPERATE THE NEW FUND IN THE SAME MANNER AS THEY PREVIOUSLY OPERATED THE FUND. IN ESSENCE, YOUR INVESTMENT IN THE FUND WILL SIMPLY CONTINUE AS AN INVESTMENT IN THE NEW FUND.


O WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

THE DIRECTORS BELIEVE THAT MUTUAL FUNDS FORMED AS DELAWARE BUSINESS TRUSTS HAVE ADVANTAGES IN ADDITION TO THOSE AVAILABLE TO COLORADO CORPORATIONS. IN SUM, DELAWARE LAW PERMITS A LESS COMPLICATED STRUCTURE AND ALLOWS GREATER FLEXIBILITY IN A FUND'S BUSINESS OPERATIONS, AS WELL AS FAVORABLE STATE TAX TREATMENT.


DELAWARE LAW CONTAINS PROVISIONS SPECIFICALLY DESIGNED FOR MUTUAL FUNDS, WHICH TAKE INTO ACCOUNT THEIR UNIQUE STRUCTURE AND OPERATIONS, AND ALLOWS FUNDS TO SIMPLIFY THEIR OPERATIONS BY REDUCING ADMINISTRATIVE BURDENS AND TO GENERALLY OPERATE MORE EFFICIENTLY. FOR EXAMPLE, FUNDS ORGANIZED AS DELAWARE BUSINESS TRUSTS MAY ESTABLISH MULTIPLE SERIES OF SHARES, EACH OF WHICH INVESTS IN A SEPARATE PORTFOLIO OF SECURITIES, AND MAY ESTABLISH MULTIPLE CLASSES OF SHARES WITHIN SUCH SERIES, IN EITHER CASE, WITHOUT HAVING TO OBTAIN THE APPROVAL OF SHAREHOLDERS AT A SHAREHOLDERS MEETING.1 IN ADDITION, FUNDS ORGANIZED AS DELAWARE BUSINESS TRUSTS ARE NOT REQUIRED TO HOLD ANNUAL SHAREHOLDER MEETINGS IF MEETINGS ARE NOT OTHERWISE REQUIRED BY THE FEDERAL SECURITIES LAWS. UNDER COLORADO CORPORATE LAW, A FUND MUST OBTAIN STOCKHOLDER APPROVAL FOR AN AMENDMENT TO ITS ARTICLES OF INCORPORATION EACH TIME IT DESIRES TO CREATE A SERIES OR CLASS, AND FUNDS ARE REQUIRED TO HOLD ANNUAL STOCKHOLDER MEETINGS.


1The term "series" in the mutual fund industry is used to refer to shares that represent interests in separate portfolios of investments with differing investment objectives. "Classes" of shares represent subdivisions of series with differing preferences, rights and privileges as the directors or trustees may determine and, in most circumstances, differing marketing attributes. The terms do not necessarily correspond to the terms that are used under the Colorado corporate law, but will be used for ease of reference in this discussion.

O WHAT IS INVOLVED IN THE PROCESS OF REORGANIZING THE FUND?


THE REORGANIZATION INVOLVES A LEGAL TRANSACTION THROUGH WHICH THE FUND WILL BE REORGANIZED INTO THE NEW FUND, AND THE NEW FUND, AS SUCCESSOR, WILL CONTINUE THE BUSINESS OF THE FUND FOR THE FUND'S STOCKHOLDERS. AS OUTLINED IN AN AGREEMENT AND PLAN OF REORGANIZATION APPROVED BY THE DIRECTORS, THE FUND WILL TRANSFER SUBSTANTIALLY ALL OF ITS ASSETS (ITS PORTFOLIO SECURITIES), SUBJECT TO ANY LIABILITIES, TO THE NEW FUND, AND THE NEW FUND, IN EXCHANGE, WILL PROVIDE SHARES OF THE NEW FUND TO BE DISTRIBUTED TO THE FUND'S SHAREHOLDERS. THE SHARES OF THE NEW FUND WILL BE ISSUED IN CLASSES, AS ARE THE EXISTING SHARES OF THE FUND, AND THE NEW FUND WILL OPEN AN ACCOUNT FOR EACH FUND STOCKHOLDER, AND CREDIT TO THAT ACCOUNT THE EXACT NUMBER OF SHARES THE STOCKHOLDERS HELD IN THE CORRESPONDING CLASS OF THE FUND ON THE EFFECTIVE DATE OF THE REORGANIZATION. AFTER THE REORGANIZATION, THE FUND WILL BE DISSOLVED AND WILL GO OUT OF EXISTENCE.

THE TRUST AND NEW FUND WERE FORMED FOR THE SOLE PURPOSE OF ALLOWING THE NEW FUND TO BECOME THE SUCCESSOR TO THE FUND. THE OFFICERS AND DIRECTORS OF THE FUND WERE APPOINTED AS THE OFFICERS AND TRUSTEES OF THE TRUST, AND THE TRUSTEES TOOK ALL THE ACTIONS NECESSARY SO THAT THE TRUST NOW STANDS READY TO TAKE OVER THE FUND'S BUSINESS. FOR EXAMPLE, THE TRUSTEES APPROVED AN INVESTMENT MANAGEMENT AGREEMENT WITH ADVISERS FOR THE NEW FUND THAT IS SUBSTANTIALLY IDENTICAL TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENT BETWEEN ADVISERS AND THE FUND. THE TRUST WILL ALSO ADOPT THE FUND'S PROSPECTUS AS THE PROSPECTUS OF THE NEW FUND, WITH AMENDMENTS TO SHOW THE NEW NAMES AND STRUCTURE, IF STOCKHOLDERS APPROVE THE REORGANIZATION.

IF STOCKHOLDERS APPROVE THE REORGANIZATION, THE NEW FUND WILL BECOME YOUR MUTUAL FUND. YOU WILL OWN EXACTLY THE SAME AMOUNT OF SHARES OF EITHER CLASS OF THE NEW FUND THAT YOU OWNED IN THE CORRESPONDING CLASS OF THE FUND, AND THEY WILL BE WORTH EXACTLY THE SAME DOLLAR AMOUNT AS YOUR FUND SHARES ON THE EFFECTIVE DATE OF THE REORGANIZATION. AFTERWARDS, THE NEW FUND WILL OPERATE IN THE SAME WAY THAT THE FUND OPERATED.


O WHAT IS THE EFFECT OF MY "YES" VOTE?


BY VOTING "YES" TO THE REORGANIZATION, YOU WILL BE AGREEING TO BECOME A SHAREHOLDER OF A MUTUAL FUND ORGANIZED AS A SERIES OF A DELAWARE BUSINESS TRUST WITH ITS TRUSTEES, INDEPENDENT AUDITORS, INVESTMENT MANAGEMENT AGREEMENT AND DISTRIBUTION PLANS ALREADY IN PLACE, AND ALL SUCH ARRANGEMENTS ARE SUBSTANTIALLY IDENTICAL TO THOSE OF THE FUND. THESE ARE ITEMS WHICH ARE USUALLY SEPARATELY APPROVED BY SHAREHOLDERS EITHER PERIODICALLY OR, IF THERE ARE CHANGES, MORE OFTEN AS REQUIRED BY THE FEDERAL SECURITIES LAWS.

THIS PROXY STATEMENT CONTAINS DETAILED INFORMATION ABOUT THE TRUSTEES OF THE TRUST; THE INDEPENDENT AUDITORS OF THE TRUST; THE INVESTMENT MANAGER AND MANAGEMENT AGREEMENT FOR THE NEW FUND; AND THE DISTRIBUTION PLAN FOR EACH CLASS OF SHARES OF THE NEW FUND.


O ARE THERE ANY TAX CONSEQUENCES FOR STOCKHOLDERS?

THE REORGANIZATION IS DESIGNED TO BE TAX FREE FOR FEDERAL INCOME TAX PURPOSES SO THAT STOCKHOLDERS DO NOT EXPERIENCE A TAXABLE GAIN OR LOSS WHEN THE REORGANIZATION IS COMPLETED.

O WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?


ANY REQUEST TO SELL (REDEEM) SHARES OF THE FUND RECEIVED AND PROCESSED PRIOR TO THE REORGANIZATION WILL BE TREATED AS A REDEMPTION OF SHARES OF THE APPROPRIATE CLASS OF THE FUND. ANY REQUEST TO SELL (REDEEM) SHARES RECEIVED OR PROCESSED AFTER THE REORGANIZATION WILL BE TREATED AS A REQUEST FOR THE REDEMPTION OF THE SAME NUMBER OF SHARES OF THE APPROPRIATE CLASS OF THE NEW FUND.


O WHAT VOTE IS REQUIRED TO APPROVE THE REORGANIZATION?


Approval of this proposal requires the vote, either in person at the Meeting or through a proxy card, of two-thirds of all of the Fund's outstanding shares as a group, provided a quorum is present. In addition, because approval of the Reorganization will be treated as approval of separate distribution plans relating to each class of the Fund, the reorganization must also be approved separately by a majority of the outstanding shares of each class, as defined in the 1940 Act, which means the vote of the lesser of (1) a majority of a class' outstanding shares or (2) 67% or more of the shares represented at the Meeting if more than 50% of the outstanding shares of a class are represented. If less than a majority of the outstanding shares of any single class votes for the Reorganization, it will not be approved.

                                    * * *

At its meeting on May 14, 1996, the Board approved, subject to the approval of the Fund's stockholders, the concept of the Reorganization, pursuant to which the Fund's place and form of organization would be changed from a Colorado corporation to a Delaware business trust. At the meeting, the Board also approved an Agreement and Plan of Reorganization (the "Agreement and Plan"), in substantially the form attached hereto as Appendix A, which provides for the reorganization of the Fund into the Trust.

Advisers will be responsible for the investment of the New Fund's assets, subject to supervision by the Trust's Board of Trustees, under an investment management agreement substantially identical to the current agreement between the Fund and Advisers. For a discussion of the current and proposed investment management agreements with Advisers, see "Information Concerning Advisers and the Management Agreements," below. The Trust will enter into an agreement with Franklin/Templeton Investor Services, Inc. ("Investor Services") for transfer agency and shareholder servicing which is substantially identical to the agreement currently in effect for the Fund. Distributors will act as the Trust's principal underwriter under a distribution agreement between Distributors and the Trust, which is substantially identical to the distribution agreement currently in effect for the Fund. The New Fund has adopted a distribution plan for each of its two classes of shares pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the plan currently in place for each class of the Fund. More detailed information about the service provider arrangements and the distribution plans is outlined below.


REASONS FOR THE REORGANIZATION

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?


The Directors unanimously recommend conversion of the Fund into a series of a Delaware business trust, because they have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under Colorado law. The Reorganization would also increase uniformity among the mutual funds within the Franklin Group of Funds(R) and the Templeton Funds (collectively referred to as the "Franklin Templeton Group of Funds"), which currently has several funds organized as Delaware business trusts, and for which the Delaware business trust form has been chosen for new funds over the past five years. Increased uniformity among the funds, many of which share common directors and trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate laws and also reduce administrative burdens.


The advantages of the Delaware business trust structure for mutual funds arise from the fact that the Delaware Business Trust Act (the "Delaware Act") allows greater operational flexibility and favorable state tax treatment for mutual funds. The Delaware Act permits a less complicated structure for mutual funds than most corporate laws, and allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders.


The Delaware Act contains certain provisions specifically designed for mutual funds. For example, mutual funds organized as Delaware business trusts are not required to hold annual meetings of shareholders, which can result in substantial savings for funds. In addition, a fund organized as a Delaware business trust is not required to seek and obtain shareholder approval before taking actions for which shareholder approval would not be required under the 1940 Act, if the fund's trustees and officers believe that shareholder approval is not necessary. Unlike Colorado law, this flexibility allows a fund, for example, to issue new series or classes of its shares or to change its name or the name of one of its series without seeking a shareholder vote. In fact, the New Fund has been established as a series of the Trust in order to enable the Trust to take advantage of this flexibility in the future. Of course, shareholder voting is still required for certain fundamental matters and matters affecting the rights or interests of particular shareholders.


A comparison of the Delaware Act and the Colorado law applicable to the Trust and the Fund, respectively, as well as a comparison of relevant provisions of the governing documents of the Trust and the Fund, is included in Appendix B, which is entitled "Differences Between the Legal Structure of a Delaware Business Trust and a Colorado Corporation."

PROCEDURES FOR REORGANIZATION

WHAT IS INVOLVED IN THE PROCESS OF REORGANIZING THE FUND?


As stated in the Agreement and Plan, on the effective date of the Reorganization, the Fund will transfer substantially all of its portfolio securities and any other assets, subject to its liabilities, to the New Fund. In exchange for such assets and the assumption of such liabilities, the New Fund will issue its own shares to the Fund, in exactly the same dollar amount as that of the assets and liabilities that were transferred by the Fund to the New Fund. The Fund will then distribute those New Fund shares pro rata to the Fund's stockholders, so that stockholders receive exactly the same number and dollar amount of shares of the particular class of the New Fund as the amounts that they previously held in the corresponding class of the Fund.

Upon completion of the Reorganization, the New Fund will continue the Fund's business with the same investment objective and policies; will hold the same portfolio of securities previously held by the Fund; and will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's existing registration statement (which includes its Prospectus) under the Securities Act of 1933 and the 1940 Act, with amendments to show the new names and Delaware business trust structure. Completion of the Reorganization, in the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to both the Fund and Trust, will not result in the recognition of income, gain or loss for federal income tax purposes by the Fund, the Trust or the Fund's stockholders. See "Federal Income Tax Consequences of the Reorganization."

The Agreement and Plan provides that, as soon as practicable after the effective date of the Reorganization, the officers and Directors of the Fund will file Articles of Dissolution on behalf of the Fund in the State of Colorado, after which the Fund's legal existence will be terminated. As part of the Reorganization, the Trust will become responsible for all the liabilities and obligations of the Fund and the liabilities of the Fund or of its stockholders, directors, or officers shall not be affected by the Reorganization, nor shall the right of the creditors thereof or any persons dealing with such persons or any liens upon the property of such persons be impaired by the Reorganization. The Reorganization is subject to a number of conditions which are customary in reorganizations of this kind. The Agreement and Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board of Directors of the Fund.


At present, it appears that the most advantageous time to complete the Reorganization is on or before October 1, 1996. However, if the Reorganization is approved by stockholders, the Reorganization will be completed on such date as the Directors deem advisable and in the best interest of stockholders. If the Reorganization is not approved or if the Directors determine to terminate or abandon the Reorganization, the Fund will continue to operate as a Colorado corporation.

EFFECT OF STOCKHOLDER APPROVAL OF THE REORGANIZATION

WHAT IS THE EFFECT OF MY "YES" VOTE?


An investment company registered under the 1940 Act is required by the 1940 Act to: (1) submit the selection of the company's independent auditors to the shareholders for their ratification; (2) provide for the election of the company's directors (or trustees) by all shareholders; (3) submit the investment management agreement relating to any series of the investment company to the shareholders of the particular series for approval; and (4) submit any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act with respect to any class or series of such company to the shareholders of the particular class or series for approval.

The Directors of the Fund believe that it is in the interest of the Fund's stockholders (who will become the New Fund's shareholders if the Reorganization is approved) to avoid the considerable expense of a shareholders' meeting to obtain the stockholder approvals described above, shortly after the effective date of the Reorganization. The Directors also believe that it is not in the interest of the stockholders to carry out the Reorganization if the surviving Trust would not have independent auditors, a board of trustees, a management agreement, or distribution plans which are duly approved by shareholders and, therefore, which comply with the 1940 Act.

The Directors will, therefore, consider that approval of the Reorganization by the requisite vote of the stockholders will also constitute, for the purposes of the 1940 Act: (1) ratification of the selection of Coopers & Lybrand, L.L.P., previously selected as the Fund's independent auditors, to be the Trust's independent auditors; (2) election of the Directors of the Fund who are in office at the time of the effective date of the Reorganization as Trustees of the Trust; (3) approval of a new investment management agreement between the Trust on behalf of the New Fund and Advisers which is substantially identical to the agreement currently in place between the Fund and Advisers; and (4) approval of a separate distribution plan for each class of shares of the New Fund adopted pursuant to Rule 12b-1 under the 1940 Act, which is substantially identical to the respective plan currently in place for each class of the Fund.

The New Fund will issue a single share of each of its classes to the Fund, and, assuming stockholder approval of the Reorganization, the officers of the Fund, prior to the Reorganization, will cause the Fund, as the sole shareholder of each class of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Trust will then consider the shareholder approval requirements of the 1940 Act referred to above to have been satisfied.


CAPITALIZATION AND STRUCTURE


The Fund is a corporation established in 1968 pursuant to the Colorado Business Corporation Act (the "CBCA"). Article IV of the Fund's Articles of Incorporation ("Articles") currently authorizes the issuance of five billion (5,000,000,000) shares of a single series of stock called the "AGE High Income Fund Series" (the "Series"), with a par value of one cent ($0.01) per share and a total aggregate par value of fifty million ($50,000,000) dollars. The Series is further sub-divided into shares of the "AGE High Income Fund Class I" and "AGE High Income Fund - Class II" classes, and two and one half billion (2,500,000,000) authorized shares are allocated to each such class of shares. Each of the two classes of the Series has distinct rights and preferences notably, expenses related to, and consequently, dividends paid on each class are different as compared to the other class because each class carries a different distribution plan.

The Trust was created on May 14, 1996 pursuant to the Delaware Act. The Trust has an unlimited number of shares of beneficial interest authorized, all of which have a par value of $0.01 per share. A single series of the Trust has been authorized by the Trustees to correspond with the single series of the Fund, and an unlimited number of shares have been allocated to such series. The shares of the single series are further sub-divided into two classes of shares to correspond with the two classes of shares of the existing series of the Fund. The Board of Trustees of the Trust will designate the Trust's only series as "AGE High Income Fund" and its two classes as "AGE High Income Fund - Class I" and "AGE High Income Fund - Class II."

Shares of the respective classes of the Fund and the New Fund have equal dividend rights, are fully paid, non-assessable, and freely transferable, have the same conversion rights and have no preemptive or subscription rights. Shares of the respective classes of both the Fund and the New Fund have equal voting and liquidation rights and have one vote per share. The Trust will have the same fiscal year as the Fund.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

ARE THERE ANY TAX CONSEQUENCES FOR STOCKHOLDERS?


It is anticipated that the transaction contemplated by the Agreement and Plan will be tax free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of an opinion of Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust and the Fund, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Trust, stockholders of the Fund or the shareholders of the Trust. A shareholder's adjusted basis for tax purposes in the shares of the Trust after the effective date of the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the effective date of the Reorganization. Each stockholder should consult his own tax advisor with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.


TEMPORARY WAIVER OF CERTAIN INVESTMENT RESTRICTIONS

Certain of the Fund's present investment restrictions would preclude the Fund from carrying out the Reorganization. Specifically, such investment restrictions prohibit the Fund from acquiring control of any company or purchasing more than a certain percentage of ownership of another investment company or other company. Stockholder approval of the Reorganization would be deemed to be a waiver of these restrictions for the specific purpose of engaging in the Reorganization.

INFORMATION CONCERNING THE BOARD OF TRUSTEES OF THE TRUST


      THE ROLE OF THE TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT OF THE TRUST'S BUSINESS, AND TO ENSURE THAT THE TRUST IS OPERATED FOR THE BENEFIT OF ITS SHAREHOLDERS. THE TRUSTEES WILL MEET MONTHLY AND REVIEW THE TRUST'S INVESTMENT PERFORMANCE. THE TRUSTEES WILL ALSO OVERSEE THE SERVICES FURNISHED TO THE TRUST BY ITS INVESTMENT MANAGER AND VARIOUS OTHER SERVICE PROVIDERS.


      IF YOU VOTE "YES" TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE EFFECT OF ELECTING THE CURRENT NOMINEES FOR DIRECTORS OF THE FUND AS THE TRUSTEES OF THE TRUST.

If the Reorganization is approved, the Fund will vote the share of beneficial interest it holds of each class of the New Fund for the election of each of the current nominees for Director of the Fund as the Trustees of the Trust. If approved, each Trustee shall serve as such until the next election or until his term is terminated as provided in the Trust's governing instrument. The compensation of such Trustees will be identical to that of the nominees for Director of the Fund, as described in this Proxy Statement.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS OF THE TRUST

      IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE RATIFYING THE SELECTION OF COOPERS & LYBRAND L.L.P. ("COOPERS") AS THE INDEPENDENT AUDITORS FOR THE TRUST FOR THE CURRENT FISCAL YEAR. COOPERS IS ONE OF THE COUNTRY'S PREEMINENT ACCOUNTING FIRMS, AND PRESENTLY SERVES AS THE INDEPENDENT AUDITORS FOR THE FUND.

At a meeting held on May 14, 1996, the Board of Trustees of the Trust selected Coopers to serve as the independent auditors to audit the books and accounts of the Trust for the fiscal year ending May 31, 1997. If this proposal is approved, the Fund will vote the shares of beneficial interest it holds in the Trust for ratification of the selection of Coopers as the independent auditors of the Trust. A representative of Coopers is not expected to be present at the meeting.

INFORMATION CONCERNING ADVISERS AND THE MANAGEMENT AGREEMENTS


      IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND ADVISERS RELATING TO THE NEW FUND, WHICH IS SUBSTANTIALLY IDENTICAL TO THE AGREEMENT CURRENTLY IN PLACE FOR THE FUND. THE INVESTMENT MANAGEMENT AGREEMENT ESTABLISHES THE RELATIONSHIP BETWEEN A MUTUAL FUND AND ITS INVESTMENT MANAGER, AND OUTLINES THE RESPONSIBILITIES OF THE MANAGER AND THE COMPENSATION TO BE PAID BY THE FUND FOR THE MANAGEMENT OF ITS ASSETS.

      INCLUDED BELOW IS DETAILED INFORMATION ABOUT ADVISERS AS WELL AS THE CURRRENT AND PROPOSED INVESTMENT MANAGEMENT AGREEMENTS.

If this proposal is approved, the Fund will vote the share of beneficial interest it holds in each class of the New Fund for approval of the management agreement between the Trust and Advisers for the New Fund.


ADVISERS


Advisers, whose principal address is 777 Mariners Island Boulevard, San Mateo, California 94404, serves as the investment manager of the Fund and is proposed to also serve as investment manager of the New Fund. Advisers is a registered investment adviser and a wholly-owned subsidiary of Resources, whose principal address is 777 Mariners Island Boulevard, San Mateo, California 94404. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry.

Advisers also provides advisory and management services to the 36 investment companies (119 separate series) in the Franklin Group of Funds(R) which collectively have aggregate assets over $81 billion. Charles B. Johnson is Chairman of the Board of Advisers, Rupert H. Johnson, Jr. is President and Director of Advisers. Charles B. Johnson and Rupert H. Johnson, Jr. beneficially own approximately 20% and 16%, respectively, of Resources' outstanding voting securities, which are traded on the New York Stock Exchange. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. See "Proposal 1: Election of Directors" which sets forth the officers of the Trust and the Fund who are officers of Advisers. The address of each officer and director of Advisers is the office of Advisers stated above.

Certain officers, Trustees and Directors of the Trust and the Fund are stockholders of Resources and may be deemed to receive indirect remuneration by virtue of their participation in the management fees, underwriting commissions, or Rule 12b-1 distribution fees received or to be received by Advisers or Distributors, the Fund's principal underwriter. Distributors' principal address is 777 Mariners Island Boulevard, San Mateo, California 94404.


MANAGEMENT AGREEMENT WITH THE TRUST


Under the management agreement with the Trust for the New Fund, which is substantially identical to the management agreement currently in effect for the Fund, Advisers will provide investment research and portfolio management services, including the selection of securities for the New Fund to buy, hold, or sell and the selection of brokers through whom the New Fund's portfolio transactions are executed. Advisers' activities will be subject to the review and supervision of the Trust's Board of Trustees to whom Advisers will render periodic reports of its investment activities for the New Fund. Advisers will furnish the Trust with office space and office furnishings, facilities and equipment reasonably required for managing the business affairs of the Trust; maintain all internal bookkeeping, clerical, secretarial and executive personnel and services; and provide certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. The Trust will bear all of its expenses not assumed by Advisers.

Pursuant to the management agreement, the New Fund will be obligated to pay Advisers a fee computed as of the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the New Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the New Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the New Fund in excess of $250 million. Each class will pay its share of the fee as determined by the proportion of the New Fund that it represents. The management agreement specifies that the management fee will be reduced or eliminated to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the New Fund as prescribed by any state in which the New Fund's shares are registered. The most stringent current limit requires Advisers to reduce or eliminate its fee to the extent that aggregate operating expenses of the New Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the New Fund, 2% of the next $70 million of average net assets of the New Fund and 1.5% of average net assets of the New Fund in excess of $100 million. Expense reductions with respect to the Fund have not been necessary based on state requirements.

The management agreement for the New Fund was approved by the Board of Trustees at a meeting held on May 14, 1996. Once the agreement is formalized in connection with the Reorganization, it will be in effect for an initial period of two years and may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the New Fund's outstanding voting securities, and in either event by a majority vote of the Trust's Trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the (1) vote of the Board of Trustees of the Trust or vote of the holders of a majority of the outstanding voting securities of the Trust, on 60 days' written notice to Advisers or (2) Advisers, on 30 days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.


MANAGEMENT AGREEMENT WITH THE FUND


The management agreement between the Fund and Advisers, dated October 1, 1986, was most recently renewed by the Board of Directors of the Fund on April 18, 1996 to continue in effect until April 30, 1997, and was last submitted to stockholders on September 23, 1986 for the purpose of approving a new management agreement with Advisers. The terms of the Fund's management agreement are the same in all material respects as the management agreement between Advisers and the Trust for the New Fund, except for the effective and termination dates. The Fund paid management fees to Advisers for the fiscal year ended May 31, 1996 of $9,614,852. For the fiscal year ended May 31, 1996, the Fund did not pay any commissions to any affiliated brokers.


SIMILAR FUNDS MANAGED BY ADVISERS


Advisers also serves as the investment manager for certain other mutual funds whose investment objectives are similar to those of the New Fund. The following table provides information about such funds and summarizes the rate of investment management fees paid to Advisers by such funds:

                              Asset Size          Management Fee Rate Based
Fund Name                 As of May 31, 1996      on the Value of Net Assets
- ------------------------------------------------------------------------------
Franklin High Yield
Tax-Free  Income Fund..... $3,891,520,711      (computed as of the close of
                                               business on the last business day
                                               of the month) 5/96 of 1% up to
                                               and including $100,000,000; and
                                               1/24 of 1% over $100,000,000 up
                                               to and including $250,000,000;
                                               and 9/240 of 1% in excess of
                                               $250,000,000

                              Asset Size            Management Fee Rate Based
Fund Name                 As of May 31, 1996       on the Value of Net Assets
- ------------------------------------------------------------------------------
Franklin Valuemark Funds-
 High Income Fund........  $ 367,235,487        (calculated daily at the
                                                following annual rates)
                                                .625 of 1% up to and including
                                                $100,000,000; plus .50 of 1%
                                                over $100,000,000 up to and
                                                including $250,000,000; plus
                                                .45 of 1% over $250,000,000 up
                                                to and including
                                                $10,000,000,000; plus .44 of 1%
                                                over $10,000,000,000 up to and
                                                including $12,500,000,000; plus
                                                .42 of 1% over $12,500,000,000
                                                up to and including
                                                $15,000,000,000; plus .40 of 1%
                                                over $15,000,000,000
Franklin Tax-Advantaged
 High Yield Securities Fund... $ 222,784,018    (computed as of the close of
                                                 business on the last business
                                                 day of the month) 5/96 of 1% up
                                                 to and including $100,000,000;
                                                 and 1/24 of 1% over
                                                 $100,000,000 up to and
                                                 including $250,000,000; and
                                                 9/240 of 1% in excess of
                                                 $250,000,000


INFORMATION CONCERNING THE TRUST'S DISTRIBUTION PLANS

      IF YOU VOTE TO APPROVE THE REORGANIZATION, YOUR VOTE WILL ALSO HAVE THE SAME EFFECT AS A VOTE APPROVING THE DISTRIBUTION PLANS THAT WERE ADOPTED BY THE NEW FUND PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT FOR EACH OF ITS CLASSES (THE "PLANS"), AND WHICH ARE SUBSTANTIALLY IDENTICAL TO THE DISTRIBUTION PLANS CURRENTLY IN PLACE FOR THE
      RESPECTIVE CLASSES OF THE FUND.


      EACH PLAN AUTHORIZES THE NEW FUND TO REIMBURSE DISTRIBUTORS OR OTHERS FOR EXPENSES RELATING TO THE DISTRIBUTION OF THE SHARES OF THE RESPECTIVE CLASS OF THE NEW FUND IN AMOUNTS OF UP TO SPECIFIED PERCENTAGES OF SUCH CLASS' AVERAGE DAILY NET ASSETS PER YEAR. INCLUDED BELOW IS DETAILED INFORMATION ABOUT THE PLANS (AND THE EXISTING DISTRIBUTION PLANS CURRENTLY IN PLACE FOR THE FUND), AS WELL AS INFORMATION ABOUT DISTRIBUTORS.

A separate Plan was approved and adopted by the Board of Trustees for each class of the New Fund ("Class I Plan" and "Class II Plan," respectively) at a meeting held on May 14, 1996. If this proposal is approved, the Fund will vote its share of beneficial interest of each class of the New Fund for approval of the Plan applicable to the particular class.

Under the Plans, Distributors or others will be entitled to be reimbursed each quarter for actual expenses, subject to certain maximums, incurred in the distribution and promotion of the New Fund shares, including, but not limited to, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses. All expenses of distribution and marketing over the maximum amounts allowable under the Plans will be borne by Distributors, or others who have incurred them, without reimbursement by the New Fund. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.


The maximum amount which the New Fund may pay to Distributors or others under the Class I Plan for distribution expenses is 0.15% per year of the class' average daily net assets payable on a quarterly basis. In implementing the Class I Plan, the Board has determined that the annual fees payable under the Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund and the New Fund that were acquired by investors on or after May 1, 1994, the effective date of the Fund's Class I distribution plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before the effective date of the Fund's Class I distribution plan ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.


The fee relating to the Class I Plan will be a Class I expense so that all shareholders of Class I regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. The rate at which Rule 12b-1 fees were charged during the Fund's previous fiscal year was 0.10% of Class I's average daily net assets. It is likely that, as the proportion of Class I shares purchased on or after the effective date of the Class I Plan increases in relation to outstanding Class I shares, the expenses attributable to payments under the Plan will also increase (but will never exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Trustees of the Trust to allow the New Fund to pay a full 0.15% on all assets attributable to Class I at any time. The approval of the Board of Trustees would be required to change the calculation of the payments to be made under the Plan.

Under the Class II Plan, the New Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's average daily net assets payable quarterly. Such fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. In addition, the Class II Plan provides for an additional payment by the New Fund of up to 0.15% per annum, payable quarterly, of the Class II's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the New Fund on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts.

Under both Plans, Distributors will be required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board of Trustees with such other information as may be reasonably requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued.

Each Plan will be in effect for an initial period of one year from its adoption, and will be renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the Trustees who are non-interested persons of the Trust, and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It will also be required that the selection and nomination of such trustees be made by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty, by vote of a majority of the non-interested Trustees on not more than 60 days written notice, by Distributors on not more than 60 days written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of the New Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the relevant class' outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.


INFORMATION CONCERNING THE FUND'S DISTRIBUTION PLANS


The Fund has also adopted Class I and Class II distribution plans pursuant to Rule 12b-1 under the 1940 Act, which were most recently approved by the Board of Directors of the Fund on April 18, 1996, to continue in effect until April 30, 1997. The Fund's distribution plans are the same in all material respects as the Trust's Plans, including the way in which the annual fees payable under the Plans are calculated.

For the fiscal year ended May 31, 1996, the amount of distribution fees paid by each class of the Fund to Distributors under the Plans was $1,910,366 or 0.10% of the total average net assets of the Class I shares, and $102,920 or 0.65% of the average net assets of the Class II shares. As described above, the purpose of such fees is to compensate or reimburse Distributors for distribution and related expenses.

INVESTOR SERVICES

Investor Services, a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and the Fund and also acts as the transfer agent and dividend-paying agent for the Trust and the Fund. Investor Services is compensated on the basis of a fixed fee per account. For the fiscal year ended May 31, 1996, the Fund paid $1,153,533 to Investor Services for its services.

                                   PROPOSAL 4:
                 TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE
  FUND'S ARTICLES OF INCORPORATION, TO BE MADE IF THE REORGANIZATION IS NOT
                        APPROVED, WHICH WOULD PERMIT THE
               DIRECTORS TO CREATE AN ADDITIONAL CLASS OF SHARES.

      THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO CREATE AN ADDITIONAL CLASS OF SHARES TO BE SOLD TO A NEW MUTUAL FUND WITHIN THE FRANKLIN TEMPLETON GROUP OF FUNDS WHICH INVESTS ITS ASSETS SOLELY IN SHARES OF OTHER MUTUAL FUNDS WITHIN THE FRANKLIN TEMPLETON GROUP OF FUNDS. THIS PROPOSED AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION WILL ONLY BE COMPLETED IF STOCKHOLDERS DO NOT APPROVE THE REORGANIZATION DESCRIBED IN PROPOSAL 3 BUT APPROVE THIS PROPOSAL. IF THE REORGANIZATION IS APPROVED, THE TRUSTEES OF THE SURVIVING DELAWARE BUSINESS TRUST WILL BE ABLE TO ADD THE NEW CLASS OF SHARES WITHOUT BEING REQUIRED TO SEEK SHAREHOLDER APPROVAL.


      APPROVAL OF THIS PROPOSAL WILL NOT AFFECT ANY SHAREHOLDER'S INVESTMENT IN THE FUND, AND REQUIRES THE VOTE OF TWO-THIRDS OF THE FUND'S OUTSTANDING SHARES REPRESENTED EITHER IN PERSON AT THE MEETING OR THROUGH A PROXY CARD, PROVIDED A QUORUM IS PRESENT.


Management is recommending that the Fund's Articles of Incorporation ("Articles") be amended to create new "Class Z" shares of the Fund, in the event the reorganization of the Fund into a Delaware business trust is not approved. The new Class Z shares of the Fund are intended initially to be sold to a new mutual fund within the Franklin Templeton Group of Funds, which invests its assets solely in shares of other mutual funds within the Franklin Templeton Group of Funds. The new mutual fund, which is known as a "fund of funds" in the mutual fund industry, would purchase the Class Z shares of the Fund, as well as Class Z shares of other Franklin Templeton Funds.

The proposed Class Z shares would be the third class of shares of the Fund's only series. Under the Fund's multiple class structure, which was previously approved by stockholders of the Fund, different classes of shares may invest in a single portfolio of securities (a series), but each class can have a different pricing structure. For example, the existing Class I and Class II shares of the Fund have varying sales charges and Rule 12b-1 fees, so that investors can choose a pricing structure that best suits their investment strategy, and the different classes also have different voting rights, so that each class has sole voting power with respect to the approval of its Rule 12b-1 plan.

The proposed Class Z shares would be sold by the Fund to the new Franklin Templeton "fund of funds" without any sales charges or Rule 12b-1 fees. Stockholders who indirectly purchase shares of the Fund's Class Z shares through the "fund of funds," will bear sales charges and Rule 12b-1 fees at the "fund of funds" level, under a Class I and Class II pricing structure which will be the same as that currently offered by the domestic equity funds within the Franklin Templeton Group of Funds.


The Directors believe that offering the Class Z shares of the fund to the "fund of funds" may lead to increased sales of the Fund's shares. This may result in greater investment flexibility for the Fund and, to the extent of any increase in the size of the Fund, possible reductions in operating expense ratios due to economies of scale -- thus benefitting both existing and future stockholders.

The proposed amendment to the Fund's Articles would not affect an existing stockholder's investment in the Fund. The amendment would create the additional class of shares of the Fund's only series, with rights and preferences which differ from the existing class, and the amendment would name the newly created class. Please refer to Appendix C to this Proxy Statement, which contains the full text of the current section of the Articles that is proposed to be amended, as well as the full text of the proposed amendment.

                                  OTHER MATTERS

In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the meeting, the proxyholders may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                                OTHER INFORMATION

THE INFORMATION SET OUT BELOW, WHILE NOT DIRECTLY RELATED TO THE PROPOSALS THAT YOU ARE BEING ASKED TO CONSIDER, IS REQUIRED BY THE SEC TO BE INCLUDED IN THE PROXY STATEMENT.

SHAREHOLDERS' PROPOSALS


If proposal 3 is not approved by shareholders, the Fund anticipates holding its next annual meeting in August 1997. Any shareholder intending to present any proposal for consideration at the Fund's next meeting must, in addition to meeting other applicable requirements, mail such proposal so that it is received at the Fund's executive offices not less than 120 days in advance of July 26, 1997.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended May 31, 1996 will be mailed to all shareholders. UPON REQUEST, SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE ANNUAL REPORT OR THE MOST RECENT SEMI-ANNUAL REPORT BY WRITING THE FUND AT THE ADDRESS ABOVE OR CALLING THE FUND AT 1-800/DIAL BEN.


                                          Respectfully Submitted,



                                          DEBORAH R. GATZEK
                                          Secretary


Dated: July 26, 1996
San Mateo, California



SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.


                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION


    This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ____, 1996 by and between AGE High Income Fund, Inc. (the "Fund"), a Colorado corporation with its principal place of business at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777, and Franklin High Income Trust (the "Trust"), a business trust created under the laws of the State of Delaware with its principal place of business at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777.


    In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:


1. PLAN OF REORGANIZATION.

      (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the AGE High Income Fund (the "New Fund") series of the Trust at the closing provided for in
      Section 2 (hereinafter referred to as the "Closing") all of the then-existing assets, including the assets underlying its single series of shares designated as the AGE High Income Fund Series (the "Series"). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of beneficial interest of the Trust, par value $0.01, equal in number to the number of full and fractional shares of common stock, with $0.01 par value, of the Series. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

      (b) The Trust will effect such delivery by establishing an open account for each stockholder of the Series and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the New Fund such stockholder held in the corresponding class of the Series on the Effective Date of the Reorganization. Fractional shares of the New Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the New Fund shall be deemed to be the same as the net asset value per share of each class of the Series. On such date, each certificate representing shares of a class of the Series will represent the same number of shares of the corresponding class of the New Fund. Each stockholder of the Series will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the New Fund. However, a stockholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the New Fund to the stockholders of record of the Series, the shares of the Series held by such stockholder shall be canceled.

      (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Colorado law to effect a complete dissolution of the Fund.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at 3:00 p.m. Pacific time on September 30, 1996, or such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and Trust, 777 Mariners Island Boulevard, San Mateo, CA 94404.

3. CONDITIONS PRECEDENT. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined by the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

      (c) Confirmation shall have been received from the Commission or the Staff thereof that Trust shall, effective upon or before the Closing Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

      (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under
      Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or stockholders of the Fund or the Trust;

      (e) The Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, PA, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization, contemplated thereby and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of Colorado.

      (f) The Fund shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, PA, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization contemplated thereby and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware; and
      (iii) the shares of each class of the Trust to be issued in the Reorganization pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust;

      (g) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

      (h) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by an affirmative vote of at least two-thirds of all votes entitled to be cast at a meeting of the stockholders of the Fund, including a majority of the shares outstanding in each class;

      (i) The stockholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each class of the Trust, to:

            (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. Abbott, Burns, Carlson, Fortunato, Fox, Johnson, and Wiskemann;

            (2) Select Coopers & Lybrand, L.L.P. as the independent auditors for the Trust for the fiscal year ending May 31, 1997;

            (3) Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.; and

            (4) Approve a distribution plan for each class of the New Fund, as adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which is substantially identical to the current Rule 12b-1 distribution plan for each class of the Series.

      (j) The Trustees shall have taken the following action at a meeting duly called for such purposes:

            (1) Approval of the Trust's Custodian Agreement;

            (2) Selection of Coopers & Lybrand, L.L.P. as the Trust's
                 independent auditors for the fiscal year ending May 31, 1997;

            (3) Approval of an investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

            (4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the New Fund, to the Fund in consideration for the payment of its then current public offering price per share for the purpose of enabling the Fund to vote on matters referred to in paragraph (h) of this Section 3;

            (5) Submission of the matters referred to in paragraph (i) of this Section 3 to the Fund as sole shareholder of the Trust;
                 and

            (6) Authorization of the issuance by the Trust of shares of the New Fund on the Effective Date of the Reorganization in exchange for the assets of the Series pursuant to the terms and provisions of this Agreement.


    At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Fund.


4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the stockholders of the Series, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. FURTHER ASSURANCES. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.


    IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Vice-President and its seal to be affixed hereto and attested by its Secretary, all as of the day and year first-above written.

Attest:                             AGE High Income Fund, Inc.
By: __________________              By: ______________________
   Deborah R. Gatzek                    Harmon E. Burns
   Secretary                            Vice President

Attest:                             Franklin High Income Trust
By: ___________________             By: _______________________
   Deborah R. Gatzek                    Harmon E. Burns
   Secretary                            Vice President



                                   APPENDIX B

            DIFFERENCES BETWEEN THE LEGAL STRUCTURE OF A DELAWARE
                  BUSINESS TRUST AND A COLORADO CORPORATION

    The following discussion provides a summary of the material differences between the legal structure of a Delaware business trust, created pursuant to the Delaware Business Trust Act (the "Delaware Act"), and a corporation organized under the Colorado Business Corporation Act (the "Colorado Act"). The different legal structures are considered by contrasting the provisions of the charter documents of AGE High Income Fund, Inc., which is a Colorado corporation (the "Fund"), with the governing documents of its proposed successor, Franklin High Income Trust, a Delaware business trust (the "Trust"), as well as the respective laws applicable to such entities.

GOVERNING INSTRUMENTS

    The business and affairs of the Fund are governed under the Colorado Act by its Articles of Incorporation ("Articles") and by its bylaws. An Agreement and Declaration of Trust ("Declaration of Trust") and bylaws are the instruments which provide for the governance of the business and affairs of the Trust.

MULTIPLE SERIES AND CLASSES


    Mutual funds commonly issue a number of different series of shares of stock, each of which has its own investment objective and policies and represents a different pool of portfolio securities. Investors can buy shares of a fund's various series, such as an equity, bond or money market series, which are generally viewed by shareholders, in effect, as separate funds.


    The Fund's Articles currently provide for a single series of common stock, which is further subdivided into two separate classes of shares carrying differing sales and distribution charges and voting rights. Under the Fund's Articles, consistent with the Colorado Act, the Board of Directors of the Fund has the power to determine the respective preferences, limitations and relative rights of any series or class of shares, or to name such series or classes, but only before such shares are issued to the public. The Directors may not, however, create any series or class of shares of the Fund without seeking and obtaining shareholder approval of an amendment to the Fund's Articles.

    The Delaware Act, unlike the Colorado Act, would allow the Board of Trustees of the Trust to create additional series or classes of beneficial interests (shares), having such relative rights, powers and duties as the Declaration of Trust may provide. Furthermore, additional series and/or classes of shares may be created by resolution of the Board of Trustees without requiring shareholder approval.


    Under the Delaware Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") are enforceable only against the assets of such series, and not against the assets of the trust generally, provided that certain requirements are satisfied. The Trust intends to fulfill such requirements and its Declaration of Trust provides that each of its series shall not be charged with the liabilities of another series.

    The Colorado Act does not contain specific statutory provisions addressing series liability with respect to a multiple series investment company; however, if the stock of a corporation is divided into series, the Colorado Act requires the articles of incorporation to set forth any preferences or restrictions relating to such series. Therefore, a shareholder of one series of shares of a Colorado corporation may not be liable for the obligations of another series of shares, provided that the articles of incorporation contains a provision to that effect. With respect to this issue, the Fund's Articles do not contain provisions limiting the liability of a particular series for the obligations of another series.

    Notwithstanding the foregoing, a court applying federal securities law may not respect provisions which serve to limit the liability of one series of an investment company's shares for the liabilities of another series. Several Federal district court holdings indicate that the provisions relating to series liability that are contained in either the governing instrument of a Delaware business trust ("DBT") or in the articles of incorporation of a Colorado corporation may be preempted by the way in which the courts interpret the 1940 Act. Although provisions relating to series liability in the governing instrument of a DBT or the articles of incorporation of a Colorado corporation may be preempted by judicial interpretation of the 1940 Act, such provisions in the governing instrument of a DBT may be more likely to be upheld because the Delaware Act contains an express statutory provision.


SHAREHOLDER VOTING POWERS AND MEETINGS

    Shareholders of both a Delaware business trust and a Colorado corporation are subject to the voting requirements contained in the 1940 Act in connection with the election and removal of trustees or directors, the selection of auditors and the approval of investment advisory agreements and any plan of distribution. There are differences, however, in the Delaware Act and the Colorado Act with respect to shareholder voting on other matters.

    The Delaware Act provides that the governing instrument may grant to, or withhold from, all or certain trustees or beneficial owners, or a specified class, group or series of trustees or beneficial owners, the right to vote, separately or with any or all other classes, groups or series of the trustees or beneficial owners on any matter.

    AMENDING GOVERNING DOCUMENTS. The Delaware Act provides more flexibility, as compared with the Colorado Act, with respect to procedures for amending a fund's governing documents. The Trust's Declaration of Trust states that, if shares have been issued, shareholder approval is only required in order to adopt any amendments to the Declaration of Trust which would adversely affect to a material degree the rights and preferences of the shares of any series (or class) or to increase or decrease the par value of the shares of any series (or class). In addition, before adopting any amendment to the Declaration of Trust relating to shares without shareholder approval, the trustees are required to determine that it is: (i) consistent with the fair and equitable treatment of all shareholders; and (ii) shareholder approval is not required by the 1940 Act or other applicable law.

    Under the Colorado Act, the Fund's Articles may only be amended, with certain minor exceptions if approved by both the Board of Directors and a two-thirds majority of the Fund's outstanding shares entitled to vote. One practical effect of the differences between the Delaware Act and the Colorado Act for the Fund is that the Fund would be required to seek shareholder approval in order to amend its Articles to allow it to create new series or classes; or change the name of the Fund or its series, while the board of a fund organized as a Delaware business trust could approve such changes without the expense or delay associated with obtaining shareholder approval.

    GENERAL VOTING REQUIREMENTS. The governing documents of the Trust and Fund contain different requirements with respect to establishing a quorum of shareholders for purposes of holding a shareholder vote at a meeting of shareholders. Unless a larger quorum is required by the applicable provisions of the 1940 Act, the Declaration of Trust of the Trust provides that a majority of the shares entitled to vote on a matter, present either in person or by proxy, shall constitute a quorum at a shareholders' meeting. Consistent with the Declaration of Trust, the bylaws of the Trust further provide that, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, unless the question is one for which a different vote is required by express provision of Delaware law, the 1940 Act or the Declaration of Trust. With respect to the election of Trustees, only a plurality vote is necessary.

    Similar to the Trust's Declaration of Trust, the Fund's bylaws and the Colorado Act provide that the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote shall constitute a quorum, except as otherwise provided by the 1940 Act or the Fund's Articles. When a quorum is present, a majority vote of the shares entitled to vote held by stockholders present in person or by proxy shall decide any matter, unless the question is one for which a two-thirds majority or some other percentage is required under the Colorado Act, the 1940 Act or the Fund's Articles. The bylaws provide that a plurality of the shares present in person or by proxy shall elect the Directors.

    MEETINGS OF SHAREHOLDERS. Under the Delaware Act, annual meetings of a registered investment company's shareholders are not required to be held. The Delaware Act does not require annual meetings to be held in any case; however, the bylaws of the trust provide that an annual meeting of shareholders will be held if the 1940 Act requires the election of trustees to be acted upon.

    Unlike the Delaware Act, the Colorado Act requires that a meeting of shareholders be held annually. Failure to hold such a meeting, however, neither affects the validity of any corporate action nor will such failure operate as a forfeiture or dissolution of the corporation.

SHAREHOLDER LIABILITY


    The Delaware Act provides that, except to the extent otherwise provided in the governing instrument, the beneficial owners of a DBT shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of Delaware. There is no specific provision in the Declaration of Trust or bylaws varying this provision.


    As a general matter, shareholders of a Colorado corporation are not liable for the obligations of the corporation. Under the Colorado Act, however, a shareholder may be liable in the amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's articles of incorporation or the Colorado Act.

    LIABILITY OF DIRECTORS/TRUSTEES

    The Delaware Act provides that a trustee shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission or obligation of the business trust or any trustee. The Delaware Act also states that the trustee's duties and liabilities to the trust and its shareholders may be expanded or restricted by provisions in the governing instrument. In this regard, the Trust's Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other trustee. In addition, the Declaration of Trust also states that the trustees, acting in their capacity as trustees, shall not be personally liable for acts done by or on behalf of the Trust.

    The Colorado Act requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and its shareholders and with such care, including reasonable inquiry, that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability by reason of being or having been a director. If it is established that a director did not meet the foregoing standard, the director, for example, may be personally liable to the corporation for voting or assenting to a distribution of assets to stockholders which is in violation of its Articles or the Colorado Act.

      INDEMNIFICATION

    The Declaration of Trust, consistent with the Delaware Act, provides that the Trust, subject to its Declaration of Trust and bylaws, may indemnify, out of its assets, and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages, arising out of, or related to, such trustee's performance of his or her duties as a trustee or officer. Pursuant to the Declaration of Trust, the Trust will not indemnify any trustee or officer from or against any liability to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Pursuant to the Colorado Act a director may not be indemnified if it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. In the case of a proceeding by or in the right of the corporation against a director, indemnification may not be made in respect of any proceeding in which the director is adjudged to be liable to the corporation. In addition, a director may not be indemnified when he or she is adjudged to be liable on the basis that he or she improperly received personal benefits, regardless of whether or not the proceeding involves action in the director's official capacity. There is a comparable provision in the Trust's bylaws. Also similar to the bylaws of the Trust, the Colorado Act states that the termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the standard of conduct to permit indemnification by the Fund. Moreover, the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct.

    Similar to the Declaration of Trust, the Fund's Articles provides that the Fund shall not protect any officer or director for any liability arising from the willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of such person's duties to the Fund.

      INSURANCE

    The Delaware Act does not contain a provision specifically related to insurance. The Declaration of Trust, however, provides that the Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity (or former capacity) with the Trust. The bylaws of the Trust permit insurance coverage to the fullest extent permitted by law and extend such coverage to employees of the Trust.

    The Colorado Act provides that the Fund may purchase insurance on behalf of any director, officer or employee of the Fund against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Fund would have the power to indemnify such person against such liability.

    The foregoing is only a summary of the differences between the Fund's Articles, bylaws and the Colorado Act; and the Trust's Declaration of Trust, bylaws and the Delaware Act. It is not a complete list of differences. Shareholders should refer to the provisions of such Articles, bylaws, the Colorado Act, the Declaration of Trust, the Trust's bylaws and the Delaware Act directly for a more thorough comparison.




                                   APPENDIX C

    The current text of Article IV of the Restated Articles of Incorporation reads as follows in its entirety:

      "The total number of shares of stock which the corporation shall have authority to issue is five billion (5,000,000,000) shares of stock, par value one cent ($.01) per share, such shares having an aggregate par value of Fifty Million Dollars ($50,000,000).

      Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of stock of the Corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

      Pursuant to Section 7-106-102 of the Colorado Business Corporation Act, the Board of Directors of the Corporation shall have the power to determine the preferences, limitations and relative rights of any series or classes of the Fund's common stock prior to its issuance and to ascribe distinguishing designations to such series or classes.

      Subject to the aforesaid power of the Board of Directors, the class of shares from which shares are presently issued and outstanding is hereby designated as the "AGE High Income Fund Series" (the "Series"), and five billion (5,000,000,000) shares of stock, par value $.01, are hereby initially classified and allocated to such Series.

      The Series is hereby divided into such series ("sub-classes") as specified or provided for herein. Two Billion Five Hundred Million (2,500,000,000) shares of stock (par value $.01), which includes all of the currently issued and outstanding shares of the Series, shall be allocated to a sub-class known as "AGE High Income Fund - Class I" ("Class I") and Two Billion Five Hundred Million (2,500,000,000) shares of stock (par value $.01) shall be allocated to a sub-class known as "AGE High Income Fund - Class II" ("Class II").

      Each share of a class shall have equal rights with each other share of that class with respect to the assets of the Corporation pertaining to that class. The dividends payable to the holders of any class of sub-class thereof (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution adopted by such class or sub-class thereof in accordance with Investment Company Act of 1940 Rule 12b-1 (or any successor thereto), which dividend shall be determined as directed by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to stock or class of stock shall apply without discrimination to the shares of each class of stock.

      The shares of Class I and Class II of the AGE High Income Fund Series shall represent proportionate interests in the same portfolio of investments of the Series. The shares of Class I and Class II shall have the same rights and privileges, and shall be subject to the same limitations and priorities, all as set forth herein, provided that dividends paid on the shares of Class I shall not reflect any reduction for payment of fees under the Distribution Plan of Class II, and dividends paid on the shares of Class II shall not reflect reduction for payment of fees under the Distribution Plan of Class I, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of Class I shall not vote upon or with respect to any matter relating to or arising from any Distribution Plan of Class II, and the shares of Class II shall not vote upon or with respect to any matter relating to or arising from any Distribution Plan of Class I.

      The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of stockholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the class or sub-class, shall be voted in the aggregate and not by class or sub-class except (1) when otherwise expressly provided by the Colorado Business Corporation Act, or
      (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual classes or sub-classes and (3) when the matter does not affect any interest of the particular class or sub-class, then only stockholders of the affected class or sub-classes shall be entitled to vote thereon. Holders of shares of stock of the Corporation shall not be entitled to cumulative voting in the election of directors or on any other matter."

The amended text of Article IV of the Restated Articles of Incorporation is proposed to read as follows in its entirety:

      "The total number of shares of stock which the corporation shall have authority to issue is Five Billion (5,000,000,000) shares of stock, par value one cent ($.01) per share, such shares having an aggregate par value of Fifty Million ($50,000,000) Dollars.

      Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of stock of the Corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

      Pursuant to Section 7-106-102 of the Colorado Business Corporation Act, the Board of Directors of the Corporation shall have the power to determine the preferences, limitations and relative rights of any series or classes of the Fund's common stock prior to its issuance and to ascribe distinguishing designations to such series or classes.

      Subject to the aforesaid power of the Board of Directors, the class of shares from which shares are presently issued and outstanding is hereby designated as the "AGE High Income Fund Series" (the "Series"), and Five Billion (5,000,000,000) shares of stock, par value $.01, are hereby initially classified and allocated to such Series.

      The Series is hereby divided into such series ("sub-classes") as specified or provided for herein. Two Billion (2,000,000,000) shares of stock (par value $.01), shall be allocated to a sub-class known as "AGE High Income Fund - Class I" ("Class I"), and shall include all of the currently issued and outstanding Class I shares, Two Billion (2,000,000,000) shares of stock (par value $.01) shall be allocated to a sub-class known as "AGE High Income Fund - Class II" ("Class II"), and shall include all of the currently issued and outstanding Class II shares, and One Billion (1,000,000,000) shares of stock, one half of which were previously allocated to the Class I shares and one half of which were previously allocated to the Class II shares, shall be redesignated and reallocated to a sub-class known as "AGE High Income Fund - Class Z" ("Class Z").

      Each share of a class shall have equal rights with each other share of that class with respect to the assets of the Corporation pertaining to that class. The dividends payable to the holders of any class or sub-class thereof (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution adopted by such class or sub-class thereof in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") (or any successor thereto), which dividend shall be determined as directed by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to stock or class of stock shall apply without discrimination to the shares of each class of stock.


      The shares of Class I, Class II and Class Z of the AGE High Income Fund Series shall represent proportionate interests in the same portfolio of investments of the Series. The shares of Class I, Class II and Class Z shall have the same rights and privileges, and shall be subject to the same limitations and priorities, all as set forth herein, provided that dividends paid on the shares of Class I and Class Z shall not reflect any reduction for payment of fees under the Distribution Plan of Class II, adopted pursuant to Rule 12b-1 under the 1940 Act, dividends paid on the shares of Class II and Class Z shall not reflect reduction for payment of fees under the Distribution Plan of Class I, adopted pursuant to Rule 12b-1 under the 1940 Act, and provided further, that the shares of Class I or Class Z shall not vote upon or with respect to any matter relating to or arising from any Distribution Plan of Class II, and the shares of Class II or Class Z shall not vote upon or with respect to any matter relating to or arising from any Distribution Plan of Class I.


      The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of stockholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the class or sub-class, shall be voted in the aggregate and not by class or sub-class except (1) when otherwise expressly provided by the Colorado Business Corporation Act, or
      (2) when required by the 1940 Act, shares shall be voted by individual classes or sub-classes and (3) when the matter does not affect any interest of the particular class or sub-class, then only stockholders of the affected class or sub-classes shall be entitled to vote thereon. Holders of shares of stock of the Corporation shall not be entitled to cumulative voting in the election of directors or on any other matter."






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PROXY                                                                   PROXY
105
                           AGE HIGH INCOME FUND, INC.
            ANNUAL MEETING OF SHAREHOLDERS - AUGUST 28, 1996


The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Charles B. Johnson, Harmon E. Burns, Deborah R. Gatzek, Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of AGE High Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California 94404 at 2:00 p.m. Pacific time on the 28th day of August, 1996, including any adjournments thereof, upon the matters set forth below.


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTORS) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER BUSINESS WHICH MAY LEGALLY COME BEFORE THE MEETING.


Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Dated:________________, 1996

- ----------------------------
Signature

- ----------------------------
Signature if held jointly





1. ELECTION OF DIRECTORS - TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                                              TO VOTE FILL IN BOX COMPLETELY
FOR ALL NOMINEES except                             WITHHOLD AUTHORITY
as marked to the contrary below                    FOR ALL NOMINEES BELOW

Frank H. Abbott, III,     Harmon E. Burns,     Robert F. Carlson,
S. Joseph Fortunato,    Roy V. Fox,    Rupert H. Johnson, Jr.,
R. Martin Wiskemann

                                       FOR        AGAINST        ABSTAIN


2. Ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending May 31, 1997.


3. To approve a change of the Fund's place and form of organization from a Colorado corporation to a Delaware business trust.


4. To approve an amendment to the Fund's Articles of Incorporation, to be made of the Reorganization is not approved, to create an additional class of shares.


                                                      GRANT       WITHHOLD


To vote upon any other business which may legally come before the meeting.

                                                                             105

                                               PLEASE SIGN AND DATE THE
                                               REVERSE OF THIS CARD